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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) November 13, 2002


                                 SURECARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State of Other Jurisdiction of Incorporation)

                0-27123                                  74-2876711
       (Commission File Number)               (IRS Employer Identification No.)

      4299 SAN FELIPE, SUITE 300
            HOUSTON, TEXAS                                  77027
(Address of Principal Executive Offices)                  (Zip Code)

                                 (832) 200-7000
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS.

SureCare, Inc. (the "Company") announced the resignation of Dr. Robert Teague as Chief Executive Officer and the resignation of Theresa MacDonald as Vice President Operations, effective as of November 15, 2002. Dr. Teague will remain as a director of the Company. A copy of the press release announcing the management changes is filed with this report as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

  EXHIBIT NO.                 DESCRIPTION

     99.1        Press Release dated November 13, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                              SURECARE, INC.

Date: November 13, 2002                       By:     /s/ Robert B. Teague
                                                  -----------------------------
                                                  Robert B. Teague
                                                  Chief Executive Officer and
                                                  Chairman of the Board of
                                                  Directors
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EXHIBIT INDEX

  EXHIBIT NO.                 DESCRIPTION

     99.1        Press Release dated November 13, 2002.